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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549


                                      --------


                                      FORM 8-K
               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


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                                   October 1, 2002
                   ------------------------------------------------
                   Date of Report (Date of earliest event reported)


                               Vertex Interactive, Inc.
                   ------------------------------------------------
                (Exact Name of Registrant as Specified in its Charter)



                New Jersey              0-15066            22-2050350
            (State or Other       (Commission File No.)  (I.R.S. Employer
            Jurisdiction of                               Identification
             Incorporation)                                 No.)

                140 Route 17 North
                     Suite 250
                Paramus, New Jersey                  07652
              ------------------------        ---------------------
              (Address of Principal               (Zip Code)
                Executive Offices)

                                   (973) 777-3500
                  -----------------------------------------------
               (Registrant's telephone number, including area code)

                                        N/A
                  -----------------------------------------------
           (Former Name or Former Address, if Changed Since Last Report)

































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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)     Exhibits

                Exhibits No.     Description

                99.1             Certification of CEO pursuant to 18 U.S.C.
                                 Section 1350, as adopted pursuant to Section
                                 906 of the Sarbanes-Oxley Act of 2002

                99.2             Certification of CFO pursuant to 18 U.S.C.
                                 Section 1350, as adopted pursuant to Section
                                 906 of the Sarbanes-Oxley Act of 2002

Item 9. Other Events and Regulation FD Disclosure

     On October 1, 2002, each of the Chief Executive Officer, Nicholas R. Toms, and Chief Financial Officer, Mark A. Flint, of Vertex Interactive, Inc.
executed a Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

     A copy of each of these Certifications is attached hereto as an Exhibit (Exhibit Nos. 99.1 and 99.2).




























































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                                  SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             VERTEX INTERACTIVE, INC.



                                             By:/s/Mark A. Flint
                                             Mark A. Flint
                                             Chief Financial Officer

Date:  October 1, 2002




































































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                                 EXHIBIT INDEX

                Exhibit No.      Description

                99.1             Certification of CEO pursuant to 18 U.S.C.
                                 Section 1350, as adopted pursuant to Section
                                 906 of the Sarbanes-Oxley Act of 2002

                99.2             Certification of CFO pursuant to 18 U.S.C.
                                 Section 1350, as adopted pursuant to Section
                                 906 of the Sarbanes-Oxley Act of 2002